UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 21, 2009

(Date of earliest event reported)

The Eastern Company

(Exact name of Registrant as specified in its charter)

Connecticut	0-599	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Section 1 – Registrant’s Business and Operations

ITEM 1.01 – Entry into a Material Definitive Agreement

On October 21, 2009, The Eastern Company executed an amendment to the Employment Agreement (the “Agreement”) with the Company’s Chairman, President and Chief Executive Officer, Leonard F. Leganza. The amendment extends the term of the Agreement to December 31, 2010.

A copy of the amendment to the Agreement is attached as Exhibit 99.

Section 5 – Corporate Governance and Management

ITEM 5.02 – (e) Compensatory Arrangements of Certain Officers

On October 21, 2009, the Company extended the term of the Agreement to December 31, 2010.
See Item 1.01 above.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 - (d) Exhibits

(99)	Amendment to Employment Agreement between The Eastern Company and Leonard F. Leganza, the Company’s Chairman, President and Chief Executive Officer, executed on October 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: October 22, 2009	By: /s/John L. Sullivan III
John L. Sullivan III Vice President and Chief Financial Officer